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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 18, 1997


CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1997 providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1997-2)


                  Chase Commercial Mortgage Securities Corp.
            (Exact name of registrant as specified in its charter)


           New York                 333-18961                13-3728743
 ----------------------------      -----------          -------------------
 (State or Other Jurisdiction      (Commission            (I.R.S Employer
       of Incorporation)            File No.)           Identification No.)



      380 Madison Avenue
      New York, New York
     ---------------------
     (Address of Principal         10017-2951
      Executive Offices)           ----------
                                   (Zip Code)


      Registrant's telephone number, including area code (212) 622-3510







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Item 5.  Other Events

         The Registrant registered issuances of Commercial Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 18961). Pursuant to a base prospectus, dated November 17, 1997 and a prospectus supplement, subject to completion, dated November 17, 1997, the Registrant plans to issue approximately $724,453,212 in aggregate principal amount of its Commercial Mortgage Pass-Through Certificates, Series 1997-2 (the "Certificates") on or about December 18, 1997. This Current Report on Form 8-K discloses the use of Computational Materials (as defined in the Kidder Peabody Acceptance Corporation I, SEC No-Action Letter, available May 24, 1994), Structural Term Sheets (as defined in the Public Securities Association, SEC No-Action Letter, available February 17, 1995 (the "PSA Letter")) and Collateral Term Sheets (as defined in the PSA Letter) by the underwriters in connection with the offering of the Certificates. A copy of such Computational Materials, Structural Term Sheets and Collateral Term Sheets is attached hereto as Exhibit 99.




                                       2

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHASE COMMERCIAL MORTGAGE
                                              SECURITIES CORP.


                                            By: /s/ Jacqueline R. Slater
                                               --------------------------------
                                                Name:  Jacqueline R. Slater
                                                Title: President

Dated:  November 18, 1997





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                                EXHIBIT INDEX


EXHIBIT NO.  DESCRIPTION                                            PAGE NO.
-----------  -----------                                            --------

99           Computational Materials, Structural Term Sheets and
             Collateral Term Sheets, each as prepared by the underwriters in connection with the offering of the Certificates